UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

March 7, 2007

____________________________

RONCO CORPORATION
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

000-27471 (Commission File Number)		84-1148206 (IRS Employer Identification No.)
61 Moreland Road, Simi Valley, California 93065-1662 (Address of Principal Executive Offices and zip code)

(805) 433-1030
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause Ronco Corporation (the “Registrant,” “we,” “our” or “us”) actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. Our actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, we undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Section 8 Other Events.

Item 8.01 Other Events.

The Board of Directors of Ronco Corporation has initiated an external process to explore strategic and other financial alternatives. On March 7, 2007, the Board of Directors approved the formation of a special committee comprised of two independent Board members. John S. Reiland, an existing Board member, will take on the added responsibility of Chief Restructuring Officer (CRO). Additionally, the company has engaged Chanin Capital Partners, a Duff & Phelps Company, as its financial advisor to assist in this process which could include a sale or merger of the company.

As CRO, Mr. Reiland will direct the efforts of the company’s management team and advisors in the formulation of a course of action to be submitted to the Board of Directors for approval.

There can be no assurance that any transaction will occur or, if one is undertaken, of its potential terms or timing. Ronco may not update its progress or disclose developments with respect to potential strategic initiatives unless the Board of Directors has approved a definitive course of action or transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Ronco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ronco Corporation

Date: March 8, 2007	By:	/s/ Paul Kabashima
Paul Kabashima
Chief Executive Officer